SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported) - April 12, 2004

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                        STANDARD MICROSYSTEMS CORPORATION

             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-7422                11-2234952
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)           Identification No.)



                    80 Arkay Drive, Hauppauge, New York    11788
               (Address of principal executive offices)  (Zip Code)
                                 (631) 435-6000
              (Registrant's telephone number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

( c ) Exhibits - The following exhibit is furnished as part of this Report:

99.1 - Press release of Standard Microsystems Corporation dated April 12, 2004, reporting Standard Microsystems Corporation financial results for the fourth quarter of fiscal 2004 and for the year ended February 29, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 12, 2004, Standard Microsystems Corporation issued a press release announcing its financial results for the fourth quarter of fiscal 2004 and for the year ended February 29, 2004. A copy of the press release is attached as
Exhibit 99.1. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:     April 12, 2004                     By:  /s/ ANDREW M. CAGGIA
                                                  ---------------------------
                                                  Andrew M. Caggia
                                                  Senior Vice President
                                                  and
                                                  Chief Financial Officer,
                                                  and Director
                                                  Principal Financial Officer)

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                                  Exhibit Index

Exhibit No.   Description

99.1          Press release of Standard Microsystems Corporation dated April 12,
              2004,  reporting  Standard  Microsystems   Corporation  financial
              results for the fourth quarter of fiscal 2004 and for the year ended February 29, 2004.